File No. 33-50203
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [  ]

     Post-Effective Amendment No. 3                                    [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 3                                                   [X]


                       (Check appropriate box or boxes.)

                        DREYFUS GLOBAL BOND FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000


                              Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----

      X    on April 1, 1996 pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----

           on     (date)      pursuant to paragraph (a)(i)
     ----

           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended November 30, 1995 was filed on January 24, 1996.





                        DREYFUS GLOBAL BOND FUND, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____

   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                3


   4           General Description of Registrant              4


   5           Management of the Fund                         8


   5(a)        Management's Discussion of Fund's Performance  *


   6           Capital Stock and Other Securities             19


   7           Purchase of Securities Being Offered           9


   8           Redemption or Repurchase                       15


   9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-31


   13          Investment Objectives and Policies             B-2


   14          Management of the Fund                         B-11


   15          Control Persons and Principal                  B-15
               Holders of Securities


   16          Investment Advisory and Other                  B-18
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                        DREYFUS GLOBAL BOND FUND, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-30


   18          Capital Stock and Other Securities             B-31


   19          Purchase, Redemption and Pricing               B-21, B-27
               of Securities Being Offered


   20          Tax Status                                     *


   21          Underwriters                                   B-1, B-21


   22          Calculations of Performance Data               B-30


   23          Financial Statements                           B-51


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3


   28          Business and Other Connections of              C-4
               Investment Adviser


   29          Principal Underwriters                         C-11


   30          Location of Accounts and Records               C-14


   31          Management Services                            C-14


   32          Undertakings                                   C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                      APRIL 1, 1996

                        DREYFUS GLOBAL BOND FUND, INC.
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        DREYFUS GLOBAL BOND FUND, INC. (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN. THE FUND WILL INVEST PRINCIPALLY IN DEBT SECURITIES OF FOREIGN AND DOMESTIC ISSUERS. UP TO 35% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN THE SECURITIES OF COMPANIES IN, OR GOVERNMENTS OF, EMERGING MARKET COUNTRIES.

        YOU CAN INVEST, REINVEST OR REDEEM FUND SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. DREYFUS HAS ENGAGED M&G INVESTMENT MANAGEMENT LIMITED ("M&G") TO SERVE AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND M&G ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

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                            TABLE OF CONTENTS
                                                                      Page

           Annual Fund Operating Expenses....................            3
           Condensed Financial Information...................            3
           Description of the Fund...........................            4
           Management of the Fund............................            8
           How to Buy Shares.................................            9
           Shareholder Services..............................            11
           How to Redeem Shares..............................            14
           Shareholder Services Plan.........................            16
           Dividends, Distributions and Taxes................            17
           Performance Information...........................            18
           General Information...............................            19
           Appendix..........................................            20

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank
     Page 2

                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average daily net assets)
        Management Fees..........................................................................            .70%
        Other Expenses ..........................................................................          1.23%
        Total Fund Operating Expenses............................................................          1.93%


      Example:                                              1 YEAR      3 YEARS         5 YEARS        10 YEARS
        You would pay the following expenses on
        a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:                            $20            $61            $104           $225

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect the Fund's termination of its Rule 12b-1 Plan on October 1, 1995, and does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

                        CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS

          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                       YEAR ENDED NOVEMBER 30,
                                                                                    ------------------------------
                                                                                      1994(1)             1995
                                                                                    ---------           --------
PER SHARE DATA:
  Net asset value, beginning of year...............................                   $12.50            $12.04
                                                                                    ---------           --------
  INVESTMENT OPERATIONS:
  Investment income-net ...........................................                      .65               .85
  Net realized and unrealized gain (loss) on investments...........                     (.54)             1.06
                                                                                    ---------           --------
  TOTAL FROM INVESTMENT OPERATIONS.................................                      .11              1.91
                                                                                    ---------           --------
  DISTRIBUTIONS;
  Dividends from investment income-net.............................                     (.57)             (.88)
                                                                                    ---------           --------
  Net asset value, end of year.....................................                   $12.04            $13.07
                                                                                      =======           ======
TOTAL INVESTMENT RETURN............................................                     1.29%(2)         16.47%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets .........................                        --               .81%
  Ratio of net investment income to average net assets.............                     7.83%(2)           6.76%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation..........................                     2.49%(2)           1.12%
  Portfolio Turnover Rate..........................................                     4.16%(3)          20.46%
  Net Assets, end of year (000's omitted)..........................                  $15,275            $16,480
(1)  From March 18, 1994 (commencement of operations)to November 30, 1994.
(2) Annualized.
(3) Not annualized.

       Page 3
        Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                          DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE

        The Fund's investment objective is to seek total return. Total return consists of realized and unrealized capital appreciation and income. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

MANAGEMENT POLICIES
        The Fund invests in a portfolio of debt obligations of issuers located throughout the world. These debt obligations include bonds, debentures, notes, money market instruments (including domestic and foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements), mortgage-related securities, municipal obligations and convertible debt obligations. The issuers of these obligations may include corporations, partnerships, trusts or similar entities, governments or their political subdivisions, agencies or instrumentalities, and supranational entities. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. While there are no prescribed limits on geographic asset distribution, the Fund ordinarily will seek to invest its assets in at least three countries. The percentage of the Fund's assets invested in securities issued by foreign issuers will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. The Fund may hold foreign currency of any country and may purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund's portfolio will be invested without regard to maturity.

        It is a fundamental policy of the Fund that at least 65% of the Fund's net assets will consist of debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff"). The Fund intends to invest less than 35% of its net assets in debt securities rated lower than investment grade by Moody's, S&P, Fitch and Duff. See "Appendix--Certain Portfolio Securities--Ratings." Investments rated Ba or lower by Moody's and BB or lower by S&P, Fitch and Duff ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in obligations rated C by Moody's or D by S&P, Fitch or Duff, which is such rating organizations' lowest rating and indicates that the obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks_Lower Rated Securities" below for a further discussion of certain risks, and "Appendix" in the Statement of Additional Information. The Fund also may invest in securities which, while not rated, are determined by the Advisers to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described above, such unrated securities shall be deemed to have the rating so determined.


        The Fund may invest up to 35% of its total assets in companies whose principal activities are in, or governments of, emerging markets. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada,
        Page 4
Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands,
New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in a country with, an emerging market. In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below). See "Appendix--Certain Portfolio Securities-- Securities of Emerging Markets Issuers."

        The Fund may invest up to 25% of its total assets in the securities of issuers having their principal business activities in the same industry, regardless of country. The Fund will not invest more than 25% of its total assets in the securities of any foreign government or supranational entity. The Fund may invest up to 5% of its assets in securities of companies that have been in continuous operation for less than three years (including operations of any predecessors).
        In connection with its purchases of convertible securities, the Fund, from time to time, may hold common stock received upon the conversion of the security. The Fund does not intend to retain the common stock in its portfolio and will sell it as promptly as practicable and in a manner which it believes will reduce the risk to the Fund of loss in connection with the sale.

        While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        In an effort to increase total return, the Fund may engage in various investment techniques such as leveraging, short selling, options and futures transactions, currency transactions and lending portfolio securities, each of which involves risk. See "Risk Factors--Other Investment Considerations" below. Options and futures transactions involve so-called "derivative securities."



        The Fund's annual portfolio turnover rate is not expected to exceed ___%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, short-selling and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

       Page 5

FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities"and "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.


LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Fixed-Income Securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. The value of these securities, as is the case with the value of higher rated Fixed-Income Securities, will be inversely affected by changes in interest rates. See "Appendix _ Certain Portfolio Securities _ Ratings."


FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.


INVESTING IN SOVEREIGN DEBT OBLIGATIONS -- No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations also may make it more difficult for the Fund to obtain accurate market quo-
           Page 6
tations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


        The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.



        The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Advisers believe it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.



FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."


USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures, and mortgage-related securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objective and Management Policies -- Management Policies -- Derivatives"in the Statement of Additional Information.




DISCOUNT OBLIGATIONS -- A substantial portion of the Fund's investments (including most Brady Bonds) may be in (i) securities which were initially issued at a discount from their face value (collectively, "Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by the Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund
       Page 7
to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies or accounts advised by Dreyfus or M&G. However, if such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 29, 1996, Dreyfus managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts.


        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Dreyfus has engaged M&G, located at Three Minster Court, Great Tower Street London EC3A 7XH, England, to serve as the Fund's sub-investment adviser. M&G, a registered investment adviser formed in 1961, is a wholly-owned subsidiary of M&GGroup P.L.C. As of February 29, 1996, M&G managed or advised approximately $22 billion in assets and serves as the investment adviser of two other investment companies in the Dreyfus Family of Funds.


        M&G, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law. The Fund's primary portfolio manager is Theodora Zemek. Ms. Zemek has been employed by M&G as Head of Fixed Income since 1992. Prior thereto, she was employed by James Capel Fund Managers as a Multicurrency Fixed Income Manager. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Advisers also provide research services for the Fund, and for other funds advised by Dreyfus or M&G, through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon pro-
        Page 8
vides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO
Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .70 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended November 30, 1995, no management fee was paid by the Fund pursuant to an undertaking by Dreyfus. From time to time, Dreyfus may waive receipt of its fee and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.


        Under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay M&G a monthly fee at the annual rate of .28 of 1% of the value of the Fund's average daily net assets. For the year ended November 30, 1995, no sub-investment advisory fee was paid by Dreyfus pursuant to an agreement in effect between Dreyfus and M&G.


        In allocating brokerage transactions for the Fund, theAdvisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised, or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                           HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Account Application. For
       Page 9
full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence,
Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900118385/Dreyfus Global Bond Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registratio n and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
         page 10
        Fund shares are sold on a continuous basis at net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

        For certain institutions that have entered into agreements with the Distributor, payments for the purchase of the Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                    SHAREHOLDER SERVICES


FUND EXCHANGES -- You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
      Page 11

        To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse the Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."




DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

        Page 12
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social
Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notify ing in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus
       Page 13
Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."


DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free:for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                          HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities page 14
and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed an Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you specifically refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem Fund shares by written request mailed to The Dreyfus Family of Funds, P.O.
Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian,
       Page 15
P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call
516-794-5452.
                         SHAREHOLDER SERVICES PLAN

        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund shareholders a fee at the rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

        Page 16
                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares and pays dividends from its net investment income monthly. Fund shares begin earning income dividends on the day following the date of purchase. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains of the Fund and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains of the Fund and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        The Fund may invest a substantial portion of its assets in Sovereign Debt Obligations with original issue discount and/or market discount. Original issue discount generally is the excess (if any) of the stated redemption price of an obligation over its original issue price. Market discount generally is the excess (if any) of the stated redemption price of an obligation (or in the case of an obligation issued with original issue discount, its original issue price plus accreted original issue discount) over the price at which it is purchased subsequent to original issuance. Original issue discount is generally required to be included in income on a periodic basis by a holder as ordinary income. Income attributable to market discount generally is ordinary income (as opposed to capital gain). A taxpayer may elect to include market discount in income on a periodic basis as opposed to including market discount in income upon payment or sale of the obligation. It is expected that the Fund will elect to include market discount in income currently, for both book and tax purposes. Accordingly, accretion of market discount together with original issue discount will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. To distribute this income and maintain its qualification as a regulated invest-
         Page 17
ment company and avoid becoming subject to Federal income or excise tax, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to shareholders. The Fund may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income or net capital gain. If the Fund realizes net capital gains from such sales, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such sales.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that the Fund has qualified for the fiscal year ended November 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                             PERFORMANCE INFORMATION
        For purposes of advertising, performance will be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to expense limitations in effect. See "Management of the Fund."

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was
          Page 18
redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morgan Stanley Capital International World Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
                         GENERAL INFORMATION
        The Fund was incorporated under Maryland law on September 8, 1993, and commenced operations on March 18, 1994. The Fund is authorized to issue 300 million shares of Common Stock, par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.

        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.

           Page 19
                               APPENDIX

INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


LEVERAGE -- Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than15% of the value of the Fund's net assets be in deposits on short sales against the box.


USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund--Investment Considerations and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed
        Page 20
in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

         Page 21

CERTAIN PORTFOLIO SECURITIES
SECURITIES OF EMERGING MARKETS ISSUERS -- The securities of emerging markets, issuers in which the Fund may invest include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).


        BRADY BONDS. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.


        Brady Bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.


        STRUCTURED SECURITIES. Structured Securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


        The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.


        Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act. See "Investment Company Securities" below.


        LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire
       Page 22
Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher).


CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because the U.S. Government is not obligated to do so by law.


        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."


        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.


        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's,
       Page 23
A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.


WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.


ZERO COUPON SECURITIES -- The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


MORTGAGE-RELATED SECURITIES -- Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. For further discussion concerning the investment considerations involved, see "Description of the Fund -- Investment Considerations and Risks -- Fixed-Income Securities" and "Illiquid Securities" below.


INVESTMENT COMPANY SECURITIES -- The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of
        Page 25
the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.


ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, certain Sovereign Debt Obligations, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options, and certain mortgage-backed securities. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P, Fitch or Duff are regarded as having predominately speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P, Fitch and Duff typically assign a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P or Fitch or DD by Duff are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.


        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Advisers' credit analysis than might be the case for a fund that invested in higher rated securities.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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       Page 27
DREYFUS
Global Bond Fund, Inc.

Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                           098040196


__________________________________________________________________________

                      DREYFUS GLOBAL BOND FUND, INC.
                                 PART B
                  (STATEMENT OF ADDITIONAL INFORMATION)
                              April 1, 1996

__________________________________________________________________________

        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Global Bond Fund, Inc. (the "Fund"), dated April 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's
Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


                Call Toll Free -- 1-800-645-6561
                In New York City -- Call 1-718-895-1206
                Outside the U.S. and Canada -- Call 516-794-5452

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus has engaged M&G Investment Management Limited ("M&G") to serve as the Fund's sub-investment adviser and provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus. Dreyfus and M&G are referred to collectively as the "Advisers."

        Premier Mutual Fund Services. Inc. (the "Distributor") is the distributor of the Fund's shares.

                            TABLE OF CONTENTS
                                                                         Page

Investment Objective and Management Policies . . . . . . . . . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .  B-11
Management Arrangements. . . . . . . . . . . . . . . . . . . . . . . . .  B-18
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . . . . .  B-20
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-21
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .  B-24
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . .  B-27
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . .  B-28
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .  B-30
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . .  B-30
Information About the Fund . . . . . . . . . . . . . . . . . . . . . . .  B-31
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . .  B-31
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-33
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .  B-41
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . .  B-51


               INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

        Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.


        Commercial Paper and Other Short-Term Corporate Obligations.
These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These noted permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.
Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.


        Convertible Securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investment in common stock of the same issuer.


        Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.



        Mortgage-Related Securities.

Government-Agency Securities--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.


Government-Related Securities--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") included FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are soley the obligations of FNMA and are not backed by or entitled to the full faith and credit of the united States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment or principal and interest by FNMA.


        Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the united States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by an Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home loan Bank. Freddie Macs entitle to holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on any underlying mortgage, but in no event later than one year after it becomes payable.


Private Entity Securities--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are not direct or indirect government guarantees of payment.


        Foreign Government Obligations; Securities of supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Fund may invest. Such securities also includes debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


        Brady Bonds. Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


        Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

        Loan Participation and Assignments. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in Loan Participations and Assignments that are illiquid, and in other illiquid securities.

        Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat certain unregistered securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

Management Policies

        The Fund may engage in the following investment practices in furtherance of its objective.

        Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continues asset coverage (that it, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash for U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transaction as collateralized borrowings by the Fund.


        Short-Selling. Until a Fund closes its short position or replaces the borrowed securities, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited int he account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.


        Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest that "traditional" securities would.


        Derivatives may be purchase on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


Futures Transactions--In General. The Fund may enter into futures contracts in the U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign Markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes int eh exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


        Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be make that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days which little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


        Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements int he directors of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline int he market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.


        Purchase to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limited the Fund's ability otherwise to invest those assets.


        Specific Futures Transaction. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


        The Fund may purchase and sell currency futures. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.


Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.


        A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


        There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. in the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. there can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers it position.


Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


        The Fund may purchase cash-settled options on interest rate swaps and interest rate swaps denominated in foreign currency in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


        Successful use by the Fund of options will be subject to the Advisers' ability to predict correctly movements in foreign currencies or interest rates. To the extent the Advisers' predictions are incorrect, the Fund may incur losses.


        Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective an legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


        Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchase on a forward commitment or when-issued basis may expose the Fund to risks because they amy experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


        Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower on a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," or part of the interest earned from the investment of collateral reserved for securities loaned.

        The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

Investment Considerations and Risks

        Investing in Sovereign Debt Obligations of Emerging Market Countries. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

        To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

        Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

        Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

        Certain countries other than those on which the Fund initially will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

        Lower Rated Securities. The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") and
Duff & Phelps Credit Rating Co. ("Duff, and, with the other rating agencies, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer.


        Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

        Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

        Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

        The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues.
The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.

        The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

        The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

        1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

        3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

        4. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

        5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

        6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

        7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

        8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

        9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

        10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

        11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

        12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

        13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

        14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

        If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

        The Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                         MANAGEMENT OF THE FUND

        Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board for various funds in The Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of the Noel Group, Inc.; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, Health Plan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member.  Chairman and Chief Executive Officer of
        AT&T Investment Management Corporations. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 73 years old and his address is 133 East 64th Street, New York, New York 10021.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
        Government at the John F. Kennedy School of Government, Harvard University since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
        Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of that firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization from September 1971 to December 1996. He is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.


ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
        Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was Vice President of Macy's, New York. She is 70 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.


IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
        American Enterprise Institute for Public Policy Research, co-Editor of the Public Interest magazine and an author or co-editor of several books. From May 1981 to December 1994 he was consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry
        R. Luce Professor of Urban Values at New York University. He is 75 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.


DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
        Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to September 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company providing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company and a general partner of LIWC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Mr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in social studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of the Center of Blood Research at the Harvard Medical School, and a director of Leukosite Inc., a biopharmaceutical company. He is also a Board member of 10 other funds in the Dreyfus Family of Funds. Dr. Peretz is 55 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, he was Executive Vice President and Chief Financial Officer, and from January 1990 to March 1993, a director of Time Warner Inc.; from 1981 to 1990, he was a member of the Office of the President and a director of Warner Communications Inc. He is also a member of the Chemical Bank National Advisory Board, and a director of The New Germany Fund, Moutasia Entertainment International, Inc. and Lillian Vernon Corporation. He is 62 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022.


        For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


        The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate compensation to be paid to each Board member from the Fund for the fiscal year end November 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                             Total
                                                       Compensation From
                                                         Fund and Fund
                                                        Complex Paid to
                              Aggregate                 Board Member
  Name of Board             Compensation From         the 1995 Calendar
      Member                    Fund*                         Year

Joseph S. DiMartino                $2,048                  $448,618 (93)

David P. Feldman                   $2,250                  $113,783 (37)

John M. Fraser, Jr.                $2,250                  $ 58,606 (14)

Robert R. Glauber                  $2,250                  $ 97,503 (20)

James F. Henry                     $2,250                  $ 53,500 (10)

Rosalind Gersten Jacobs            $2,250                  $ 92,500 (20)

Irving Kristol                     $2,250                  $ 53,500 (10)

Dr. Paul A. Marks                  $2,000                  $ 49,427 (10)

Dr. Martin Peretz                  $2,250                  $ 53,500 (10)

Bert W. Wasserman                  $2,250                  $ 54,739 (10)
____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $680 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
        Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
        General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.


ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
        President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.


FREDERICK C. DEY, Vice President and Assistant Treasury.  Senior Vice
        President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.


JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
        Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.


JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
        Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

        The address of each officer of the Fund, is 200 Park Avenue, New York, New York 10166.

        Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares outstanding on February 2, 1996.


        The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of February 2, 1996:
Major Trading Corporation, Attn.: Maurice Bendrihem, 200 Park Avenue, New York, New York 10166 - 35.8%. M&G, Attn.: David Witzer, 3 Quays Towerhill, London EC3R6B2 England - 34.9%. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the Act) of the Fund.


                            MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

        Management Agreement. Dreyfus supervises investment management of the Fund pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994 between Dreyfus and the Fund. The Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President,
Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T.
Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara
E. Casey, Vice President-Dreyfus Retirement Services;
Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President-Legal, Secretary and General Counsel; Mary Beth Leibig, Vice President-Corporate Development; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

        Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

        Sub-Investment Advisory Agreement. M&G provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated August 24, 1994 between M&G and Dreyfus. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or M&G, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by M&G on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

        The following persons are officers and/or directors of M&G: David L. Morgan, Chairman of the Board of Directors; John P. Allard, John W. Boeckmann, Gordon P. Craig, James H.S. Denham, Charles C.M. Glasse,
Patrick A. Harrington, Martin E. Harrison, Robert A. R. Hayes, Richard S. Hughes, David J. Hutchins, Peter D. Jones, James R.D. Korner, Paul R.
Marsh, Michael G. McLintock, Nigel D. Morrison, Roger D. Nightingale,
William J. Nott, Neil A. Pegrum, Duncan N. Robertson, J. Christopher Whitaker, directors; and Anthony J. Ashplant, Secretary.

        M&G provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. Dreyfus and M&G provide the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are William Vincent and Theodora Zemek. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


        All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or M&G.
The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Fund shares are subject to an annual service fee. See "Shareholder Services Plan."


        As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .70 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period from March 18, 1994 (commencement of operations) through November 30, 1994, and for fiscal year ended November 30, 1995, no management fee was paid by the Fund pursuant to undertakings by Dreyfus.

        As compensation for M&G's services, Dreyfus has agreed by pay M&G a monthly fee at the annual rate of .28 of 1% of the value of the Fund's average daily net assets. For the period from March 18, 1994
(commencement of operations) through November 30, 1994, and for fiscal year ended November 30, 1995, no sub-investment advisory fee was paid by Dreyfus pursuant to an agreement in effect between Dreyfus and M&G.

        Dreyfus and M&G have agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. Such payment, if any, will be estimated daily, and reconciled and paid on a monthly basis.


                        SHAREHOLDER SERVICES PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled Shareholder Services Plan."

        The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.
Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.


        A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on _____________, 199_. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


        For the year ended November 30, 1995, $39,893 was charged to the Fund under the Shareholder Services Plan.


        Prior Distribution Plan. Effective October 1, 1995, the Fund terminated its then-existing Distribution Plan that had been in effect from August 24, 1994. That Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided that the Fund (i) reimburse the Distributor for payments to certain Service Agents for distributing shares and (ii) pay Dreyfus, Dreyfus Service Corporation or any affiliate for advertising and marketing relating to the Fund and servicing shareholders accounts, at an aggregate annual rate of .25 of 1% of the value of each Fund's average daily net assets. For the period December 1, 1994 through September 30, 1995, the Fund was charged $46,436 pursuant to such plan.



                           PURCHASE OF SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


        The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.
In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


        Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            REDEMPTION OF SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


        Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve Board. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                    Transfer Agent's
                Transmittal Code                    Answer Back Sign

                    144295                          144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

        Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Redemption Commitment. The Fund is committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

        Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

        To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

        Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as set forth under "Fund Exchanges" above. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-654-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges Service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

        Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge and the applicable contingent deferred sales charge, if any, will be imposed upon redemption of such shares.

        Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum or subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                     DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


        Valuation of Portfolio Securities. The Fund's securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of a majority of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees of the Fund, including the management fee paid by the Fund and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board members, are valued at fair value as determined in good faith by the Fund's Board. The Board members will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.
Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

        Management of the Fund believes that the Fund has qualified for the fiscal year ended November 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

        Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by the U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction.

        Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        The Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


        Under Section 1256 of the Code, any gain or loss the Fund realizes from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


        Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by
Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code.


          If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

        Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

        Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in Dreyfus' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

        Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to M&G in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distribu-tions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

        The Fund's portfolio turnover rate for the fiscal year ended November 30, 1995 was 20.46%. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


        For the period from March 18, 1994 (commencement of operations) through November 30, 1994 and for the fiscal year ended November 30, 1995, there were no commissions, gross spreads or concessions on principal transactions.


                          PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

        The Fund's current yield for the 30-day period ended November 30, 1995 was 5.01%. The Fund's net yield for this same period was 4.58%. Current yield is computed pursuant to a formula which operates as follows:
The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


        The Fund's average annual return for the periods March 18, 1994 (commencement of operations) through November 30, 1995 and year ended November 30, 1995 was 9.92% and 16.47%. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


        The Fund's total return for the period from March 18, 1994 (commencement of operations) through November 30, 1995 was 17.53%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period) and dividing the result by the net asset value per share at the beginning of the period.


                          INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

        The Fund will send annual and semi-annual financial statements to all its shareholders.


            TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                             AND INDEPENDENT AUDITORS

        Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. Neither the Transfer Agent nor The Bank of New York has any
part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

        Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

        Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                                APPENDIX


        Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch
Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co.
("Duff"):

S&P

Bond Ratings

                                AAA

        Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                AA

        Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                 A

        Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                BBB

        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                          BB, B, CCC, CC, C

        Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                BB

        Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                 B

        Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                CCC

        Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                 CC

        The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                 C

        The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

                                 D

        Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper Rating

        The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.



Moody's Bond Ratings

                                 Aaa

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                 Aa

        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                 A

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                 Baa

        Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                 Ba

        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                B

        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                 Caa

        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                Ca

        Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                 C

        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major ratings categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Fitch Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                 AAA

        Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                 AA

        Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                 A

        Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                BBB

        Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                BB

        Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                 B

        Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                 CCC

        Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                 CC

        Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                C

        Bonds rated C are in imminent default in payment of interest or principal.

                          DDD, DD and D

        Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                F-1+

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                F-1

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                F-2

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

                                AAA

        Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                AA

        Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                A

        Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                BBB

        Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.

                                BB

        Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                B

        Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                CCC

        Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                                DD

        Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

        Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

        The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.



DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                      NOVEMBER 30, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES-94.8%                                                                          AMOUNT                 VALUE
                                                                                              _____________        ______________
          BANKING-10.2%              Bayerische Landesbank Girozentrale,
                                       Bonds, 6%, 2004..................................      $  601,244 (a)        $  587,415
                                     Societe Generale,
                                        Floating Rate Notes, 6 3/8%, 2008...............         500,000 (b)           502,125
                                     Sudwestdeutsche Landesbank Capital Markets,
                                       Bonds (Gtd. by Sudwestdeutsche Landesbank
                                       Girozentrale), 6 1/4%, 2003......................         587,422 (a)           588,890
                                                                                                                   ______________
                                                                                                                     1,678,430
                                                                                                                   ______________
          CHEMICALS-8.6%             Eastman Kodak,
                                       Notes, 7 7/8%, 1997..............................         450,000               461,531
                                     Hoechst,
                                       Bearer Bonds, 6%, 2000...........................         500,000               500,938
                                     Imperial Chemical Industries,
                                       Bonds, 9 3/4%, 2005..............................         420,750 (c)           459,932
                                                                                                                   ______________
                                                                                                                     1,422,401
                                                                                                                   ______________
          FINANCIAL SERVICES-5.4%    Credit Local De France,
                                       Bonds, 6%, 2001..................................         735,294 (d)           888,786
                                                                                                                   ______________
          MACHINERY AND
             ENGINEERING-2.9%        Fuji Heavy Industries,
                                       Bonds (Gtd. by The Industrial Bank of Japan),
                                       8 3/4%, 1999.....................................         450,000               486,281
                                                                                                                   ______________
          MISCELLANEOUS-10.1%        B.A.T. Capital,
                                       Gtd. Bonds (Gtd. by B.A.T. Industries p.l.c.),
                                       6 1/2%, 2003.....................................         500,000               498,438
                                     Petroleos Mexicanos,
                                       Gtd. Notes, 9%, 2003.............................         497,250 (c)           420,176
                                     Treasury Corp. of Victoria,
                                       Bonds (Gtd. by The Government of Victoria),
                                       7 1/4%, 2003.....................................         230,020 (e)           214,350
                                     Ville de Montreal,
                                       Notes, 6 3/8%, 2001..............................         551,876 (f)           524,973
                                                                                                                   ______________
                                                                                                                     1,657,937
                                                                                                                   ______________
          TELECOMMUNICATIONS-3.0%    Cable and Wireless,
                                       Bonds, 6 1/2%, 2003..............................         500,000               498,750
                                                                                                                   ______________
          UTILITIES-ELECTRIC-5.1%    Chubu Electric Power,
                                       Bonds, 6 1/8%, 2001..............................         490,196 (d)           581,495
                                     Tokyo Electric Power,
                                       Notes, 10 1/2%, 2001.............................         220,751 (f)           252,346
                                                                                                                   ______________
                                                                                                                       833,841
                                                                                                                   ______________


DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            NOVEMBER 30, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                     AMOUNT                VALUE
                                                                                          _________________        ______________
FOREIGN/GOVERNMENTAL-49.5%           Asfinag,
                                       Bonds (Gtd. by the Republic of Austria),
                                       6%, 2000.........................................     $   784,314 (d)       $  927,451
                                     Bundesrepublik Deutschland:
                                       7 1/8%, 2002.....................................         570,145 (a)          610,625
                                       7 3/8%, 2005.....................................         691,085 (a)          744,575
                                     Comunidad Andalucia,
                                       8%, 2000.........................................         350,000              374,938
                                     France O.A.T.:
                                       Coupon Strips:
                                        Zero Coupon, 2018...............................       2,001,201 (g)          336,202
                                        Zero Coupon, 2022...............................       1,911,750 (h)          189,837
                                        Deb., 6 3/4%, 2004..............................         400,240 (g)          396,958
                                     Ireland Treasury Securities,
                                       6 1/4%, 2004.....................................         451,583 (i)          415,682
                                     Kingdom of Denmark Bullet,
                                       7%, 2004.........................................         606,980 (j)          594,841
                                     Kingdom of Spain Government Bonds,
                                       4 5/8%, 2004.....................................         490,196 (d)          555,147
                                     Netherlands Government Bonds,
                                       5 3/4%, 2004.....................................       1,172,840 (k)        1,156,420
                                     Republic of Italy,
                                       Notes, 5 1/8%, 2003..............................         441,176 (d)          502,941
                                     Republic of South Africa, Deb.,
                                       9 5/8%, 1999.....................................             450,000          481,227
                                     United Kingdom Treasury Securities,
                                       8 1/2%, 2005.....................................         616,590 (c)          656,861
                                     United Mexican States (Aztec),
                                        Collateralized Floating Rate Bonds,
                                       7.609%, 2008.....................................         250,000 (b)          221,250
                                                                                                                   ______________
                                                                                                                    8,164,955
                                                                                                                   ______________
                                     TOTAL BONDS AND NOTES
                                       (cost $14,651,633)...............................                          $15,631,381
                                                                                                                   ==============


DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        NOVEMBER 30, 1995
                                                                                              PRINCIPAL
SHORT-TERM INVESTMENTS-1.6%                                                                   AMOUNT                VALUE
                                                                                          _______________          ______________
           U.S. TREASURY BILLS:      5.38%, 12/21/1995..................................     $   176,000        $     175,454
                                     5.29%, 1/11/1996...................................          81,000               80,503
                                                                                                                   ______________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $255,986)..................................                           $  255,957
                                                                                                                   ==============
TOTAL INVESTMENTS (cost $14,907,619)    ................................................            96.4%         $15,887,338
                                                                                                ========           ==============
CASH AND RECEIVABLES (NET)      ........................................................             3.6%          $  592,588
                                                                                                ========           ==============
NET ASSETS..............................................................................           100.0%          $16,479,926
                                                                                                ========           ==============


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Denominated in German Deutsche Marks.
    (b)  Variable rate security-interest rate subject to periodic change.
    (c)  Denominated in British Pounds.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in Australian Dollars.
    (f)  Denominated in Canadian Dollars.
    (g)  Denominated in French Francs.
    (h)  Denominated in European Currency Units.
    (i)  Denominated in Irish Pounds.
    (j)  Denominated in Danish Krone.
    (k)  Denominated in Dutch Guilders.




See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                             NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $14,907,619)-see statement......................................                                          $15,887,338
    Cash....................................................................                                               73,440
    Interest receivable.....................................................                                              453,808
    Net unrealized appreciation on forward currency exchange
      contracts-Note 3(a)...................................................                                               68,076
    Prepaid expenses........................................................                                               50,840
                                                                                                                   _______________
                                                                                                                      16,533,502
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $  2,490
    Due to Distributor......................................................                       3,365
    Accrued expenses........................................................                      47,721                   53,576
                                                                                             ____________          _______________
NET ASSETS  ................................................................                                          $16,479,926
                                                                                                                   ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                          $15,612,764
    Accumulated undistributed investment income-net.........................                                               68,497
    Accumulated net realized (loss) on investments..........................                                             (249,130)
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions-Note 3(b)...........................                                            1,047,795
                                                                                                                   _______________
NET ASSETS at value applicable to 1,261,299 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                           $16,479,926
                                                                                                                   ===============
NET ASSET VALUE, offering and redemption price per share
    ($16,479,926 / 1,261,299 shares)........................................                                                $13.07
                                                                                                                           =======





See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME (net of $1,715 foreign taxes withheld at source)........                                           $1,208,600
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $111,700
      Shareholder servicing costs-Note 2(b,c)...............................                         74,148
      Auditing fees.........................................................                         30,775
      Directors' fees and expenses-Note 2(d)................................                         20,194
      Organization expenses.................................................                         18,190
      Prospectus and shareholders' reports-Note 2(b)........................                         17,772
      Registration fees.....................................................                         15,894
      Custodian fees........................................................                          8,851
      Legal fees............................................................                          6,546
      Miscellaneous.........................................................                          4,466
                                                                                                 ____________
            TOTAL EXPENSES..................................................                        308,536
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                        179,316
                                                                                                 ____________
            NET EXPENSES....................................................                                              129,220
                                                                                                                       ___________
            INVESTMENT INCOME-NET...........................................                                            1,079,380
                                                                                                                       ___________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3(a)............................                      $ (61,415)
    Net realized gain on forward currency exchange contracts-Note 3(a)......                        121,010
                                                                                                 ____________
      NET REALIZED GAIN.....................................................                                               59,595
    Net unrealized appreciation on investments and forward currency
      exchange contracts....................................................                                            1,277,458
                                                                                                                       ___________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            1,337,053
                                                                                                                       ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $2,416,433
                                                                                                                       ===========




See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED NOVEMBER 30,
                                                                                       __________________________
                                                                                            1994*         1995
                                                                                       ____________   ____________
OPERATIONS:
    Investment income-net..................................................            $  683,264     $  1,079,380
    Net realized gain (loss) on investments................................              (308,725)          59,595
    Net unrealized appreciation (depreciation) on investments for the year.              (229,663)       1,277,458
                                                                                       ____________   _____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................               144,876        2,416,433
                                                                                       ____________   _____________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net..................................................              (578,468)      (1,115,679)
                                                                                       ____________   _____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................            16,832,717        2,400,052
    Dividends reinvested...................................................               514,095          928,971
    Cost of shares redeemed................................................            (1,737,727)      (3,425,344)
                                                                                       ____________   _____________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....            15,609,085          (96,321)
                                                                                       ____________   _____________
          TOTAL INCREASE IN NET ASSETS.....................................            15,175,493        1,204,433
NET ASSETS:
    Beginning of year......................................................               100,000       15,275,493
                                                                                       ____________   _____________
    End of year (including undistributed investment income-net:
      $104,796 in 1994 and $68,497 in 1995)................................           $15,275,493      $16,479,926
                                                                                       ============   =============

                                                                                         SHARES          SHARES
                                                                                      ____________     ___________

CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................             1,361,664          195,310
    Shares issued for dividends reinvested.................................                42,403           74,302
    Shares redeemed........................................................              (143,165)        (277,215)
                                                                                       ____________       __________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................             1,260,902           (7,603)
                                                                                       ============       ==========
    * From March 18, 1994 (commencement of operations) to November 30, 1994.





See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated April 1, 1996.


DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. M&G Investment Management Limited ("M&G") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    As of November 30, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 458,617 of the Fund's outstanding shares. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On November 30, 1995, the Board of Directors declared a cash dividend of $.061 per share from undistributed investment income-net, payable on December 1, 1995 (ex-dividend date), to shareholders of record as of the close of business on November 30, 1995.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $417,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. The carryover does not include net realized securities losses from November 1, 1995 through November 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $241,000 of the carryover expires in fiscal 2002 and $176,000 of the carryover expires in fiscal 2003.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSAC TIONS
WITH AFFILIATES:
    (A) Pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .70 of 1% of the average daily value of the Fund's net assets and is payable monthly. Dreyfus and M&G have agreed that if in any full fiscal year the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses
(excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    However, Dreyfus had undertaken from December 1, 1994 through January 2, 1995, to assume all expenses of the Fund, and thereafter, through December
22, 1995 to reduce other expenses paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $179,316 for the year ended November 30, 1995.
    The Manager has currently undertaken through November 30, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.35 of 1% of the average daily value of the Fund's net assets.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-advisory fee is computed at the annual rate of .28 of 1% of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the
"Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. The distributor paid one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees
DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) payable under the Plan were payable without regard to actual expenses incurred. The Plan also provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period from December 1, 1994 though September 30, 1995, the Fund was charged $46,436 pursuant to the Plan. Effective October 1, 1995, the Plan was terminated.
    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, $39,893 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended November 30, 1995 amounted to $3,211,140 and $3,098,912, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1995:

                                                          FOREIGN
                                                          CURRENCY                           U.S. DOLLAR          UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                           AMOUNT              PROCEEDS         VALUE             APPRECIATION
________________________________                       _____________        _____________    _____________      _______________
Dutch Guilders, expiring 4/30/96........                  1,450,000          $   929,845      $   902,190             $27,655
German Deutsche Marks, expiring 4/30/96.                    841,580              605,453          586,058              19,395
Japanese Yen, expiring 4/30/96..........                223,673,472            2,259,328        2,238,302              21,026
                                                                                                                    ____________
                                                                                                                      $68,076
                                                                                                                    ============

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) At November 30, 1995, accumulated net unrealized appreciation on investments was $1,047,795, consisting of $1,313,719 gross unrealized appreciation and $265,924 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GLOBAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


 (Ernst & Young LLP signature logo)

New York, New York
January 8, 1996






                        DREYFUS GLOBAL BOND FUND, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement:

                Condensed Financial Information for the period from March 18, 1994 (commencement of operations) to November 30, 1994 and for the year ended November 30, 1995.


                Included in Part B of the Registration Statement:


                     Statement of Investments-- November 30, 1995.


                     Statement of Assets and Liabilities-- November 30, 1995.


                     Statement of Operations--for the year ended November 30, 1995.


                     Statement of Changes in Net Assets--for the period from March 18, 1994 (commencement of operations) to November 30, 1994 and for the year ended November 30, 1995.


                     Notes to Financial Statements


                     Report of Ernst & Young LLP, Independent Auditors, dated January 8, 1996.






Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:


  (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994, and Exhibit (1)(b) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994.


  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994.


  (5)(a)   Management Agreement is incorporated by reference to Exhibit
           (5)(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


  (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


  (6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


  (8)(a) Custody Agreement is incorporated by reference to Exhibit 8 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994.


  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994.


  (11)     Consent of Independent Auditors.


  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


  (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on August 12, 1994.


  (17)     Financial Data Schedule.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and Officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


                (b) Certificate of Secretary is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.


Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________

            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of February 2, 1996
         ______________                  _____________________________

         Common Stock
         (Par value $.001)                     1,324,138

Item 27.    Indemnification
_______     _______________

         Reference is made to Articles SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on February 25, 1994 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


         Reference is also made to the Distribution Agreement incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 30, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a distributor of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Operating Officer                  The Boston Company*****;
and a Director                Deputy Director:
                                   Mellon Trust****;
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.



 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of March, 1996.

                    DREYFUS GLOBAL BOND FUND, INC.


            BY:     /s/Marie E. Connolly*
                    __________________________________________
                    MARIE E. CONNOLLY, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     ________

/s/Marie E. Connolly*            President (Principal Executive,     3/29/96
Marie E. Connolly                Officer)

/s/Joseph F. Tower, *            Assistant Treasurer (Principal      3/29/96
Joseph F. Tower,    Accounting and Financial
                                 Officer)

/s/Joseph S. DiMartino*          Chairman of the Board of            3/29/96
Joseph S. DiMartino,             Directors

/s/David P. Feldman*             Director                            3/29/96
David P. Feldman

/s/John M. Fraser, Jr.*          Director                            3/29/96
John M. Fraser, Jr.

/s/Robert R. Glauber*            Director                            3/29/96
Robert R. Glauber

/s/James F. Henry*               Director                            3/29/96
James F. Henry

/s/Rosalind G. Jacobs*           Director                            3/29/96
Rosalind G. Jacobs


/s/Irving Kristol*               Director                            3/29/96
Irving Kristol

/s/Paul A. Marks*                Director                            3/29/96
Paul A. Marks

/s/Dr. Martin Peretz*            Director                            3/29/96
Dr. Martin Peretz

/s/Bert W. Wasserman*            Director                            3/29/96
Bert W. Wasserman


*BY:      __________________________
          Eric B. Fischman,
          Attorney-in-Fact






                        DREYFUS GLOBAL BOND FUND, INC.


                               INDEX OF EXHIBITS


          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule